exhibit992

Meredith's Commitment to Sustainable Total Shareholder Return October 2011

Safe Harbor This presentation and management’s public commentary contain certain forward-looking statements that are subject to risks and uncertainties. These statements are based on management’s current knowledge and estimates of factors affecting the Company’s operations. Statements in this presentation that are forward- looking include, but are not limited to, any guidance related to the Company’s financial performance. Actual results may differ materially from those currently anticipated. Factors that could adversely affect future results include, but are not limited to, downturns in national and/or local economies; a softening of the domestic advertising market; world, national, or local events that could disrupt broadcast television; increased consolidation among major advertisers or other events depressing the level of advertising spending; the unexpected loss or insolvency of one or more major clients; the integration of acquired businesses; changes in consumer reading, purchasing and/or television viewing patterns; increases in paper, postage, printing, or syndicated programming costs; changes in television network affiliation agreements; technological developments affecting products or the methods of distribution; changes in government regulations affecting the Company’s industries; unexpected changes in interest rates; and the consequences of any acquisitions and/or dispositions. The Company undertakes no obligation to update any forward- looking statement, whether as a result of new information, future events, or otherwise. 2

Meredith's balanced TSR agenda is comprehensive and leverages its strength and consistency in Free Cash Flow 3 Free Cash Flow is a key driver of Meredith's shareholder value plan Portfolio and growth strategy Expected organic growth • Optimizing National and Local (core) businesses • Expanding digital businesses • Launching innovative products and technologies • Enhancing and extending key brands • Cross-selling across MXM • Focusing on strategic and TSR accretive acquisitions Financial strategy High dividend yield plus opportunistic buybacks • Focused on strong free cash flow generation • Committed to healthy balance sheet (debt-to-EBITDA <2.5x1) • Committed to returning significant excess cash to investors through dividends and buybacks Operational excellence Planned margin expansion • Building creative enhancements into suite of products • Leveraging economies of scale • Driving supply chain efficiencies • Optimizing business infrastructure in both Local and National Media Deliver attractive, sustainable Total Shareholder Return (TSR) Meredith's leading brands and strong execution abilities 1. However, for an extremely strategic acquisition, Meredith would stretch to 3.0x with the intent to reduce to 2.5x relatively quickly.

Meredith is focused on delivering sustainable and attractive TSR through its leading brands even in a difficult environment 4 Consistently exceeding expectations in both strong and difficult economic environments • 100+ year history of successfully adapting platforms, products and brands to meet consumer demands • Consistently meet or beat external earnings expectations • Strong, conservative balance sheet and capital structure Consistent record of strong FCF generation and consistently returning that cash to shareholders • Very strong and predictable FCF generation (average of $180M/year over the past 5 years) • Consistent dividend payments for the last 64 years; at an increasing rate for 18 consecutive years • Recent significant increase in dividend payout (to 56%1 from 37%) reconfirms commitment to shareholders • Recent buyback authorization of $100M highlights management's confidence in MDP's long term value Strategic deployment of free cash flow to stimulate revenue growth and best position Meredith in the evolving media market • Selective strategic acquisitions in National Media Group resulting in: • Diversification towards faster-growing advertising categories, and • Growth in advertising market share over time, and • Transformation of Meredith Xcelerated Marketing • Expansion of digital capabilities, audience and revenues related to online, mobile and tablet businesses • Development of high margin brand licensing agreements (contract with Walmart extended until 2016) • Creation of innovative tools like Meredith Engagement Dividend and new technologies 1. Using trailing 12 month period

Sources and uses of Meredith's Free Cash Flow during the past 3 years 5 FY2009–11 ($M) 700 600 500 400 300 200 100 0 Cash on hand at 6/30/11 28 Share issuances 23 Dividends (125) Debt Issuance/ (Payback) (290) Net Acquisitions (74) CAPEX (78) Change in Working Capital (14) Depreciation & Amortization 123 Net income2 478 Cash on hand at 6/30/08 38 (53) Share repurchases Cash generated Cash consumed Financing Investing Operations Sources and uses of cash in FY2009-111 1. MDP fiscal year ends 6/30. Data runs from 7/1/2008 – 6/30/2011 2. Net Income includes effect of non-cash operating activities, including but not limited to, those related to share-based compensation, deferred taxes and non cash write-downs (includes a ~$300M write-down taken in 2009 on its FCC broadcast licenses and local media group goodwill) Focus will now shift from paying down debt to increasing dividend and share buybacks

Meredith is committed to strong capital stewardship and delivering attractive and sustainable Total Shareholder Return 6 Strong commitment to returning cash to shareholders and maintaining historical track record of growing dividends • Most recently increased annual dividend to $1.53, up 50% from $1.02 and resulting in yield of 6.1% at time of increase Tuck-in acquisitions (10% or less of market cap) to strengthen existing portfolio • Accretive to TSR, organic growth and/or margins Larger acquisitions only if extremely strategic at attractive valuation with strong synergies • Must have limited and manageable financial risk Significant and selective share repurchases enabling shareholders to benefit from dips in price (current authorization of $100M) • Excess capital to be returned to shareholders through buybacks at attractive valuations Target maintaining current conservative net debt levels • Not exceeding 2.5x EBITDA1 Pr iorit y This strategy seeks to optimize free cash flow driving Total Shareholder Return while pursuing organic growth in its core businesses 1. However, for an extremely strategic acquisition, Meredith would stretch to 3.0x with the intent to reduce to 2.5x relatively quickly.

MDP's view on delivering attractive and sustainable Total Shareholder Return over the next 3-5 years 7 Organic revenue growth Net margin expansion Net income Growth Dividend yield Buyback yield Net debt change FCF contribution Annual organic TSR (%) Other potential TSR contributors • Accretion from acquisitions • PE Multiple Change ~2% 0 – 1% 2 – 3% 5 – 6% 2 – 3%1 0% 7 – 9% 9 – 12% TBD TBD 1.Based on timing of share repurchase plan and actual share price. Note: There is a strong commitment to maintaining this dividend payout level. The range in dividend yield results from the expected variance in share price.

Reconciliation Table

Meredith Corporation and Subsidiaries
Supplemental Disclosures Regarding Non-GAAP Financial Measures

Free Cash Flow
Free Cash Flow, which is reconciled to cash flows from operating activities, is defined as cash flows from operating activities less capital expenditures.

	Fiscal Years Ended June 30,					
	2011	2010	2009	2008	2007	5-Year Average
Free cash flow	$ 184,629	$ 166,930	$ 157,445	$ 226,344	$ 167,923	$ 180,654
Capital expenditures	29,906	24,721	23,475	29,620	42,599	
Operating cash flow	$ 214,535	$ 191,651	$ 180,920	$ 255,964	$ 210,522	

RATIONALE FOR USE AND ACCESS TO NON-GAAP RESULTS
Management uses and presents GAAP and non-GAAP results to evaluate and communicate the performance of the Company. Non-GAAP measures should not be construed as alternatives to GAAP measures. Free cash flow is a common supplemental measure of performance used by investors and financial analysts. Management believes that free cash flow provides an additional analytical tool to clarify the Company's results from core operations and delineate underlying trends. Meredith does not use free cash flow as a measure of liquidity or funds available for management's discretionary use because it includes certain contractual and non-discretionary expenditures.

+ national media brands + local media brands + marketing solutions meredith
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